                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). Invesco Aim shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco Aim agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco Aim will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco Aim agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco Aim agree that these are not contractual in nature and that Invesco Aim may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco Aim to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM GROWTH SERIES
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By:
                                            ------------------------------------
                                        Title: Senior Vice President


                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By:
                                            ------------------------------------
                                        Title: Senior Vice President


                                        Invesco Aim Advisors, Inc.


                                        By:
                                            ------------------------------------
                                        Title: Senior Vice President
                                                              as of May 29, 2009

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
AIM Technology Fund
   Class A Shares                     Contractual       1.55%        July 1, 2005     June 30, 2009
   Class B Shares                     Contractual       2.30%        July 1, 2005     June 30, 2009
   Class C Shares                     Contractual       2.30%        July 1, 2005     June 30, 2009
   Class Y Shares                     Contractual       1.30%      October 3, 2008    June 30, 2009
   Investor Class Shares              Contractual       1.55%        July 1, 2005     June 30, 2009
   Institutional Class Shares         Contractual       1.30%        July 1, 2005     June 30, 2009

                              AIM TAX-EXEMPT FUNDS

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
AIM High Income Municipal Fund
   Class A Shares                      Voluntary        0.80%       March _, 2009         N/A(2)
   Class B Shares                      Voluntary        1.55%       March _, 2009         N/A(2)
   Class C Shares                      Voluntary        1.55%       March _, 2009         N/A(2)
   Class Y Shares                      Voluntary        0.55%       March _, 2009         N/A(2)
   Institutional Class Shares          Voluntary        0.55%       March _, 2009         N/A(2)

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
AIM Core Bond Fund
   Class A Shares                     Contractual     0.80%         March _, 2009     June 30, 2010
   Class B Shares                     Contractual     1.55%         March _, 2009     June 30, 2010
   Class C Shares                     Contractual     1.55%         March _, 2009     June 30, 2010
   Class R Shares                     Contractual     1.05%         March _, 2009     June 30, 2010
   Class Y Shares                     Contractual     0.55%         March _, 2009     June 30, 2010
   Institutional Class Shares         Contractual     0.55%         March _, 2009     June 30, 2010

AIM High Yield Fund
   Class A Shares                     Contractual     0.99%         March _, 2009     June 30, 2010
   Class B Shares                     Contractual     1.74%         March _, 2009     June 30, 2010
   Class C Shares                     Contractual     1.74%         March _, 2009     June 30, 2010
   Class Y Shares                     Contractual     0.74%         March _, 2009     June 30, 2010
   Investor Class Shares              Contractual     0.99%         March _, 2009     June 30, 2010
   Institutional Class Shares         Contractual     0.74%         March _, 2009     June 30, 2010

AIM Municipal Bond Fund
   Class A Shares                     Contractual     0.57%         March _, 2009     June 30, 2010
   Class B Shares                     Contractual     1.32%         March _, 2009     June 30, 2010
   Class C Shares                     Contractual     1.32%         March _, 2009     June 30, 2010
   Class Y Shares                     Contractual     0.32%         March _, 2009     June 30, 2010
   Investor Class Shares              Contractual     0.57%         March _, 2009     June 30, 2010

AIM Short Term Bond Fund
   Class A Shares                     Contractual     0.66%         March _, 2009     June 30, 2010
   Class C Shares                     Contractual     1.41%(3)      March _, 2009     June 30, 2010
   Class R Shares                     Contractual     0.91%         March _, 2009     June 30, 2010
   Class Y Shares                     Contractual     0.41%         March _, 2009     June 30, 2010
   Institutional                      Contractual     0.41%         March _, 2009     June 30, 2010

Class Shares

See page 5 for footnotes to Exhibit A.

                                                              as of May 29, 2009

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                      ONTRACTUAL/      EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
AIM Floating Rate Fund
   Class A Shares                     Contractual       1.50%       April 14, 2006    June 30, 2009
   Class C Shares                     Contractual       2.00%       April 14, 2006    June 30, 2009
   Class R Shares                     Contractual       1.75%       April 14, 2006    June 30, 2009
   Class Y Shares                     Contractual       1.25%      October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual       1.25%       April 14, 2006    June 30, 2009

AIM Structured Core Fund
   Class A Shares                     Contractual       0.60%       April 28, 2008    June 30, 2009
   Class B Shares                     Contractual       1.35%       April 28, 2008    June 30, 2009
   Class C Shares                     Contractual       1.35%       April 28, 2008    June 30, 2009
   Class R Shares                     Contractual       0.85%       April 28, 2008    June 30, 2009
   Class Y Shares                     Contractual       0.35%      October 3, 2008    June 30, 2009
   Investor Class Shares              Contractual       0.60        April 28, 2008    June 30, 2009
   Institutional Class Shares         Contractual       0.35%       April 28, 2008    June 30, 2009

AIM Structured Growth Fund
   Class A Shares                     Contractual       1.00%       March 31, 2006    June 30, 2009
   Class B Shares                     Contractual       1.75%       March 31, 2006    June 30, 2009
   Class C Shares                     Contractual       1.75%       March 31, 2006    June 30, 2009
   Class R Shares                     Contractual       1.25%       March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual       0.75%      October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual       0.75%       March 31, 2006    June 30, 2009

AIM Structured Value Fund
   Class A Shares                     Contractual       1.00%       March 31, 2006    June 30, 2009
   Class B Shares                     Contractual       1.75%       March 31, 2006    June 30, 2009
   Class C Shares                     Contractual       1.75%       March 31, 2006    June 30, 2009
   Class R Shares                     Contractual       1.25%       March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual       0.75%      October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual       0.75%       March 31, 2006    June 30, 2009

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
AIM Large Cap Basic Value Fund
   Class A Shares                     Contractual       1.22%        July 1, 2005     June 30, 2009
   Class B Shares                     Contractual       1.97%        July 1, 2005     June 30, 2009
   Class C Shares                     Contractual       1.97%        July 1, 2005     June 30, 2009
   Class R Shares                     Contractual       1.47%        July 1, 2005     June 30, 2009
   Class Y Shares                     Contractual       0.97%      October 3, 2008    June 30, 2009
   Investor Class Shares              Contractual       1.22%        July 1, 2005     June 30, 2009
   Institutional Class Shares         Contractual       0.97%        July 1, 2005     June 30, 2009

AIM Large Cap Growth Fund
   Class A Shares                     Contractual       1.32%        July 1, 2005     June 30, 2009
   Class B Shares                     Contractual       2.07%        July 1, 2005     June 30, 2009
   Class C Shares                     Contractual       2.07%        July 1, 2005     June 30, 2009
   Class R Shares                     Contractual       1.57%        July 1, 2005     June 30, 2009
   Class Y Shares                     Contractual       1.07%      October 3, 2008    June 30, 2009
   Investor Class Shares              Contractual       1.32%        July 1, 2005     June 30, 2009
   Institutional Class Shares         Contractual       1.07%        July 1, 2005     June 30, 2009

See page 5 for footnotes to Exhibit A.

                                                              as of May 29, 2009

                              AIM INVESTMENT FUNDS

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
AIM Balanced-Risk Total Return Fund
   Class A Shares
   Class B Shares                     Contractual     1.24%          May 29, 2009     June 30, 2010
   Class C Shares                     Contractual     1.99%          May 29, 2009     June 30, 2010
   Class R Shares                     Contractual     1.99%          May 29, 2009     June 30, 2010
   Class Y Shares                     Contractual     1.49%          May 29, 2009     June 30, 2010
   Institutional Class Shares         Contractual     0.99%          May 29, 2009     June 30, 2010
                                      Contractual     0.99%          May 29, 2009     June 30, 2010

AIM China Fund
   Class A Shares                     Contractual     2.05%         March 31, 2006    June 30, 2009
   Class B Shares                     Contractual     2.80%         March 31, 2006    June 30, 2009
   Class C Shares                     Contractual     2.80%         March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual     1.80%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     1.80%         March 31, 2006    June 30, 2009

AIM Developing Markets Fund
   Class A Shares                     Contractual     1.75%          July 1, 2005     June 30, 2009
   Class B Shares                     Contractual     2.50%          July 1, 2002     June 30, 2009
   Class C Shares                     Contractual     2.50%          July 1, 2002     June 30, 2009
   Class Y Shares                     Contractual     1.50%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     1.50%        October 25, 2005   June 30, 2009

AIM International Total Return Fund
   Class A Shares                     Contractual     1.10%         March 31, 2006    June 30, 2009
   Class B Shares                     Contractual     1.85%         March 31, 2006    June 30, 2009
   Class C Shares                     Contractual     1.85%         March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual     0.85%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     0.85%         March 31, 2006    June 30, 2009

AIM Japan Fund
   Class A Shares                     Contractual     1.70%         March 31, 2006    June 30, 2009
   Class B Shares                     Contractual     2.45%         March 31, 2006    June 30, 2009
   Class C Shares                     Contractual     2.45%         March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual     1.45%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     1.45%         March 31, 2006    June 30, 2009

AIM LIBOR Alpha Fund
   Class A Shares                     Contractual     0.85%         March 31, 2006    June 30, 2009
   Class C Shares                     Contractual     1.10%(3)      March 31, 2006    June 30, 2009
   Class R Shares                     Contractual     1.10%         March 31, 2006    June 30, 2009
   Class Y Shares                     Contractual     0.60%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     0.60%         March 31, 2006    June 30, 2009

AIM Trimark Fund
   Class A Shares                     Contractual     2.15%          July 1, 2005     June 30, 2009
   Class B Shares                     Contractual     2.90%        November 1, 2004   June 30, 2009
   Class C Shares                     Contractual     2.90%        November 1, 2004   June 30, 2009
   Class R Shares                     Contractual     2.40%        November 1, 2004   June 30, 2009
   Class Y Shares                     Contractual     1.90%        October 3, 2008    June 30, 2009
   Institutional Class Shares         Contractual     1.90%        November 1, 2004   June 30, 2009

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

                                                              as of May 29, 2009

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

     AIM GROWTH SERIES

                                      CONTRACTUAL/                                 EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY       EXPENSE LIMITATION(2)        CURRENT LIMIT          DATE
----                                  ------------   ---------------------------   -----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.23% of average daily net
                                                     assets
AIM Growth Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.21% of average daily net
                                                     assets
AIM Income Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.03% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/                                 EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY       EXPENSE LIMITATION(2)        CURRENT LIMIT          DATE
----                                  ------------   ---------------------------   -----------------   -------------
AIM Independence Now Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.02% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.02% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.02% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.02% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.02% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.02% of average daily net
                                                     assets

AIM Independence 2010 Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.04% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.04% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.04% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.04% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.04% of average daily net
                                                     assets

AIM Independence 2020 Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.07% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.07% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.07% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.07% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to           May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/                                 EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY       EXPENSE LIMITATION(2)        CURRENT LIMIT          DATE
----                                  ------------   ---------------------------   -----------------   -------------
AIM Independence 2030 Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.10% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.10% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.10% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.10% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.10% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.10% of average daily net
                                                     assets

AIM Independence 2040 Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.09% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.09% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.09% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.09% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.09% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.09% of average daily net
                                                     assets

AIM Independence 2050 Fund
   Class A Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.08% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.08% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.08% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.08% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.08% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to          May 1, 2008      June 30, 2009
                                                     0.08% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/                                 EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY       EXPENSE LIMITATION(2)        CURRENT LIMIT          DATE
----                                  ------------   ---------------------------   -----------------   -------------
AIM International Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to        October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to        October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to        October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.18% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to        October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets

AIM Moderate Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to        January 1, 2006    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

AIM Moderate Growth Allocation Fund
   Class A Shares

                                      Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
   Class B Shares                                    assets

                                      Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
   Class C Shares                                    assets

                                      Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
   Class R Shares                                    assets

                                      Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
   Class Y Shares                                    assets

                                      Contractual    Limit Other Expenses to        October 3, 2008    June 30, 2009
                                                     0.12% of average daily net
   Institutional Class Shares                        assets

                                      Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/                                 EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY       EXPENSE LIMITATION(2)        CURRENT LIMIT          DATE
----                                  ------------   ---------------------------   -----------------   -------------
AIM Moderately Conservative
Allocation Fund

   Class A Shares                     Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

   Class B Shares                     Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

   Class C Shares                     Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

   Class R Shares                     Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

   Class Y Shares                     Contractual    Limit Other Expenses to         October 3, 2008   June 30, 2009
                                                     0.14% of average daily net
                                                     assets

   Institutional Class Shares         Contractual    Limit Other Expenses to         April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

(1) Other Expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                                              as of May 29, 2009

               EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                     CONTRACTUAL     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  /VOLUNTARY   LIMITATION     CURRENT LIMIT          DATE
----                                 -----------   ----------   -----------------   -------------
Government & Agency Portfolio
   Cash Management Class             Contractual      0.12%        June 30, 2005    June 30, 2009
   Corporate Class                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Institutional Class               Contractual      0.12%        June 30, 2005    June 30, 2009
   Personal Investment Class         Contractual      0.12%        June 30, 2005    June 30, 2009
   Private Investment Class          Contractual      0.12%        June 30, 2005    June 30, 2009
   Reserve Class                     Contractual      0.12%        June 30, 2005    June 30, 2009
   Resource Class                    Contractual      0.12%        June 30, 2005    June 30, 2009
Government TaxAdvantage Portfolio
   Cash Management Class
   Corporate Class                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Institutional Class               Contractual      0.12%        June 30, 2005    June 30, 2009
   Personal Investment Class         Contractual      0.12%        June 30, 2005    June 30, 2009
   Private Investment Class          Contractual      0.12%        June 30, 2005    June 30, 2009
   Reserve Class                     Contractual      0.12%        June 30, 2005    June 30, 2009
   Resource Class                    Contractual      0.12%        June 30, 2005    June 30, 2009
                                     Contractual      0.12%        June 30, 2005    June 30, 2009
Liquid Assets Portfolio
   Cash Management Class             Contractual      0.12%        June 30, 2005    June 30, 2009
   Corporate Class                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Institutional Class               Contractual      0.12%        June 30, 2005    June 30, 2009
   Personal Investment Class         Contractual      0.12%        June 30, 2005    June 30, 2009
   Private Investment Class          Contractual      0.12%        June 30, 2005    June 30, 2009
   Reserve Class                     Contractual      0.12%        June 30, 2005    June 30, 2009
   Resource Class                    Contractual      0.12%        June 30, 2005    June 30, 2009
STIC Prime Portfolio
   Cash Management Class             Contractual      0.12%        June 30, 2005    June 30, 2009
   Corporate Class                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Institutional Class               Contractual      0.12%        June 30, 2005    June 30, 2009
   Personal Investment Class         Contractual      0.12%        June 30, 2005    June 30, 2009
   Private Investment Class          Contractual      0.12%        June 30, 2005    June 30, 2009
   Reserve Class                     Contractual      0.12%        June 30, 2005    June 30, 2009
   Resource Class                    Contractual      0.12%        June 30, 2005    June 30, 2009
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class             Contractual      0.22%       April 30, 2008    June 30, 2009
   Corporate Class                   Contractual      0.22%       April 30, 2008    June 30, 2009
   Institutional Class               Contractual      0.22%       April 30, 2008    June 30, 2009
   Personal Investment Class         Contractual      0.22%       April 30, 2008    June 30, 2009
   Private Investment Class          Contractual      0.22%       April 30, 2008    June 30, 2009
   Reserve Class                     Contractual      0.22%       April 30, 2008    June 30, 2009
   Resource Class                    Contractual      0.22%       April 30, 2008    June 30, 2009

See page 12 for footnotes to Exhibit C.

                                     CONTRACTUAL     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                  /VOLUNTARY   LIMITATION     CURRENT LIMIT          DATE
----                                 -----------   ----------   -----------------   -------------
Treasury Portfolio                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Cash Management Class             Contractual      0.12%        June 30, 2005    June 30, 2009
   Corporate Class                   Contractual      0.12%        June 30, 2005    June 30, 2009
   Institutional Class               Contractual      0.12%        June 30, 2005    June 30, 2009
   Personal Investment Class         Contractual      0.12%        June 30, 2005    June 30, 2009
   Private Investment Class          Contractual      0.12%        June 30, 2005    June 30, 2009
   Reserve Class                     Contractual      0.12%        June 30, 2005    June 30, 2009
   Resource Class

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses. As of the date of this agreement, the fiscal year end of Tax-Free Cash Reserve Portfolio is 3/31. Effective April 30, 2008, Tax-Free Cash Reserve Portfolio was reorganized as a portfolio of Tax-Free Investments Trust ("TFIT") to Short-Term Investments Trust following shareholder approval at a meeting held on February 29, 2008. The Board of Trustees of TFIT previously approved this expense limitation at a meeting on June 26-27, 2007 to be effective until at least June 30, 2008. As a portfolio of TFIT, this limitation has been in effect since June 30, 2005.

                                                              as of May 29, 2009

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                      CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. Basic Balanced Fund
   Series I Shares                     Contractual      0.91%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.16%        July 1, 2005      April 30, 2010
AIM V.I. Basic Value Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Capital Appreciation Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Capital Development Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Core Equity Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Diversified Income Fund
   Series I Shares                     Contractual      0.75%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.00%        July 1, 2005      April 30, 2010
AIM V.I. Dynamics Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004    April 30, 2010
   Series II Shares                    Contractual      1.45%        April 30, 2004    April 30, 2010
AIM V.I. Financial Services Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004    April 30, 2010
   Series II Shares                    Contractual      1.45%        April 30, 2004    April 30, 2010
AIM V.I. Global Health Care Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004    April 30, 2010
   Series II Shares                    Contractual      1.45%        April 30, 2004    April 30, 2010
AIM V.I. Global Real Estate Fund
   Series I Shares                     Contractual      1.30%        April 30, 2004    April 30, 2010
   Series II Shares                    Contractual      1.45%        April 30, 2004    April 30, 2010
AIM V.I. Government Securities Fund
   Series I Shares                     Contractual      0.73%         July 1, 2005     April 30, 2010
   Series II Shares                    Contractual      0.98%         July 1, 2005     April 30, 2010

                                                              as of May 29, 2009

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                   VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. High Yield Fund
   Series II Shares                    Contractual      0.95%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.20%       April 30, 2004     April 30, 2010
AIM V.I. International Growth Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Large Cap Growth Fund
   Series I Shares                     Contractual      1.01%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.26%        July 1, 2005      April 30, 2010
AIM V.I. Leisure Fund
   Series I Shares                     Contractual      1.01%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.26%       April 30, 2004     April 30, 2010
AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                     Contractual      1.30%      September 10, 2001  April 30, 2010
   Series II Shares                    Contractual      1.45%      September 10, 2001  April 30, 2010
AIM V.I. Money Market Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. PowerShares ETF
Allocation Fund
   Series I Shares                     Contractual      0.18%      October 22, 2008    April 30, 2010
   Series II Shares                    Contractual      0.43%      October 22, 2008    April 30, 2010
AIM V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      1.15%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.40%        July 1, 2005      April 30, 2010
AIM V.I. Technology Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Utilities Fund
   Series I Shares                     Contractual      0.93%     September 23, 2005   April 30, 2010
   Series II Shares                    Contractual      1.18%     September 23, 2005   April 30, 2010